Exhibit 99.1

Zeta Global Announces Intended Share Purchases by CEO and members of Senior Leadership and Board of Directors

NEW YORK--(BUSINESS WIRE)--Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today announced that David A. Steinberg, Zeta’s Co-Founder, Chairman and CEO, members of the Company’s leadership, and members of the Board of Directors intend to purchase shares of Zeta’s Class A common stock on Monday, November 18, 2024.

Taken together, these intended purchases by Steinberg and other members of Zeta leadership in their personal capacity and the directors represent approximately $3 million of Zeta’s Class A common stock.

“Last week’s ‘report’ was filled with false claims and objectively wrong information about Zeta Global,” Steinberg said. “Members of the Board, Company leadership, and I are showing our confidence in our Company’s integrity by making these purchases.”

“We will not allow untrue claims to derail our forward momentum that has delivered strong results for shareholders over the last three years.”

“I believe the current share price is undervalued,” said Steinberg, “and I am bullish about our future.”

About Zeta

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts

Investor Relations
Madison Serras
ir@zetaglobal.com

Press
Candace Dean
press@zetaglobal.com